Exhibit 10.5

AMENDMENT NO. 1 TO CONVERTIBLE SENIOR SECURED PROMISSORY NOTE

THIS AMENDMENT NO. 1 TO CONVERTIBLE SENIOR SECURED PROMISSORY NOTE (this “Amendment”), dated as of September 25, 2020 (the “Effective Date”), is entered into by and between Cohen & Company, LLC, a Delaware limited liability company (the “Company”), and the DGC Family Fintech Trust (the “Noteholder”), a trust established by Daniel G. Cohen (“Mr. Cohen”). Each of the Company and the DGC Trust may be referred to herein as a “Party,” and, together, as the “Parties.”

RECITALS:

WHEREAS, on March 10, 2017, the Parties entered into the Convertible Senior Secured Promissory Note (the “Note”); and

WHEREAS, in accordance with Section 11(d) of the Note, the Parties desire to amend the Note to provide that the voting proxy granted therein shall be revoked in the event that Mr. Cohen and/or his affiliates shall cease to beneficially own (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended) a majority of the voting securities of Cohen & Company Inc., pursuant to the terms and conditions of this Amendment.

NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, agree as follows:

1.             Amendment to Section 6(a) of the Note. Effective as of the Effective Date, the last sentence of Section 6(a) of the Note is hereby deleted and replaced with the following language:

“Notwithstanding anything to the contrary herein, this Section 6 shall automatically become null and void and the proxy set forth in this Section 6 shall be automatically revoked, in each case without further action by any party, upon the earliest to occur of the following: (i) a Notice Default; (ii) an Automatic Default; and (iii) if Daniel Cohen and/or his Affiliates shall cease to beneficially own (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended) a majority of the voting securities of Parent.”

2.             Amendment to Section 6(b) of the Note. Effective as of the Effective Date, Section 6(b) of the Note is hereby supplemented by adding the following language immediately following Section 6(b)(ii) of the Note:

“(iii) “Affiliate” of a Person means any other Person that directly or indirectly, through one (1) or more intermediaries, controls, is controlled by, or is under common control with, such Person. The term “control” (including the terms “controlled by” and “under common control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise; and

(iv) “Person” means an individual, corporation, partnership, joint venture, limited liability company, governmental authority, unincorporated organization, trust, association or other entity.”

3.             No Other Changes. Except as expressly amended by this Amendment, all of the terms and conditions of the Note shall continue in full force and effect and shall be unaffected by this Amendment.

4.             Amendment. This Amendment may not be amended or modified except by a written agreement executed by the Parties.

5.             Governing Law. THIS AMENDMENT SHALL BE GOVERNED, CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ITS CONFLICTS OF LAW PRINCIPLES OR THE CONFLICTS OF LAW PRINCIPLES OF ANY OTHER STATE IN EITHER CASE THAT WOULD RESULT IN THE APPLICATION OF THE LAWS OF ANY OTHER STATE.

6.             Headings. The sections and other headings contained in this Amendment are for reference purposes only and shall not affect the meaning or interpretation of this Amendment.

7.             Binding Effect. This Amendment shall be binding upon and inure to the benefit of the Parties and their respective heirs, successors and permitted assigns.

8.             Counterparts. This Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same instrument

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IN WITNESS WHEREOF, the undersigned have executed this Amendment No. 1 to Convertible Senior Secured promissory Note as of the date first written above.

COMPANY:

COHEN & COMPANY, LLC

By:	/s/ Joseph W. Pooler, Jr.
Name:	Joseph W. Pooler, Jr.
Title:	Executive Vice President, Chief Financial Officer and Treasurer

DGC TRUST:

THE DGC FAMILY FINTECH TRUST

By:	/s/ Raphael Licht
Name:	Raphael Licht
Title:	Trustee

By:	/s/ Jeffrey D. Blomstrom
Name:	Jeffrey D. Blomstrom
Title:	Trustee